EXHIBIT 10.23(c)



                       U. S. Small Business Administration

                             UNCONDITIONAL GUARANTEE

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SBA Loan #                  CDC 461 ,892-40-00-DEN
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SBA Loan Name               AspenBio, Inc.
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Guarantor                   Roger D. Hurst
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Borrower                    AspenBio, Inc., a Colorado corporation
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Lender                      FRONT RANGE REGIONAL ECONOMIC DEVELOPMENT
                            CORPORATION
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Date                        June 13, 2003
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Note Amount                 $1,300,000.00
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1. GUARANTEE:

     Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2. NOTE:

     The "Note" is the promissory note dated June 13,2003 in the principal amount of One Million Three Hundred Thousand and No/ OOths ($1.300.000.00) Dollars, from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.  DEFINITIONS:

     "Collateral" means any property taken as security for payment of this Note or any guarantee of this Note. "Loan" means the loan evidenced by this Note. "Loan Documents" means the documents related to this Loan signed by Borrower, Guarantor, or anyone who pledges Collateral. "SBA" means the Small Business Administration, an Agency of the United States of America.


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4. LENDER'S GENERAL POWERS:

     Lender may take any of the following actions at any time, without notice, without Guarantor's consent, and without making demand upon Guarantor:

     A. Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;
     B. Refrain from taking any action on the Note, the Collateral, or any guarantee;
     C.   Release any Borrower or any guarantor of the Note;
     D.   Compromise or settle with the Borrower or any guarantor of the Note;
     E. Substitute or release any of the Collateral, whether or not Lender receives anything in return;
     F. Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;
     G. Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and
     H. Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.   FEDERAL LAW:
     When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers. recording documents. giving notice. foreclosing liens. and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation. defeat any claim of SBA, or preempt federal law.


6.   RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:
     To the extent permitted by law,

     A. Guarantor waives all rights to:

          1)   Require presentment, protest, or demand upon Borrower;
          2)   Redeem any Collateral before or after Lender disposes of it;
          3)   Have any disposition of Collateral advertised; and
          4) Require a valuation of Collateral before or after Lender disposes of it.

     B. Guarantor waives any notice of:

          1)   Any default under the Note;
          2)   Presentment, dishonor, protest, or demand;
          3)   Execution of the Note;
          4) Any action or inaction on the Note or Collateral. such as disbursements. payment, nonpayment, acceleration, intent to accelerate. assignment, collection activity. and incurring enforcement expenses;
          5) Any change in the financial condition or business operations of Borrower or any guarantor;
          6) Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and
          7)   The time or place of any sale or other disposition of Collateral.

     C. Guarantor waives defenses based upon any claim that:

          1)   Lender failed to obtain any guarantee;
          2) Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;
          3)   Lender or others improperly valued or inspected the Collateral;
          4) The Collateral changed in value, or was neglected. lost, destroyed, or underinsured;
          5)   Lender impaired the Collateral;

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          6)   Lender did not dispose of any of the Collateral;
          7)   Lender did not conduct a commercially reasonable sale;
          8)   Lender did not obtain the fair market value of the Collateral;
          9)   Lender did not make or perfect a claim upon the death or
               disability of Borrower or any guarantor of the Note;
          10)  The financial condition of Borrower or any guarantor was overstated or has adversely changed;
          11) Lender made errors or omissions in Loan Documents or administration of the Loan;
          12) Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;
          13)  Lender impaired Guarantor's suretyship rights;
          14) Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor's consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;
          15)  Borrower has avoided liability on the Note; or
          16) Lender has taken an action allowed under the Note, this Guarantee, or other loan Documents.

7. DUTIES AS TO COLLATERAL:

     Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.

8. SUCCESSORS AND ASSIGNS:

     Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

     A. ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, ncluding, but not limited to, attorney's fees and costs.
     B. SBA NOT A CO-GUARANTOR. Guarantor's liability will continue even if SBA pays Lender. SBA is not a coguarantor with Guarantor. Guarantor has no right of contribution from SBA.
     C. SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in . full.
     D. JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.
     E. DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral;
     F. FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.
     G. LENDER'S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.
     H. ORAL ST A TEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.
     I. SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.
     J. CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.


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10. STATE-SPECIFIC PROVISIONS:



                   THIS PAGE DOES NOT APPLY TO THIS GUARANTEE.






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11. GUARANTOR ACKNOWLEDGMENT OF TERMS.

     Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12. GUARANTOR NAME(S) AND SIGNATURE(S):

     By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.



                                              /S/ ROGER D. HURST
                                              ------------------
                                              ROGER D. HURST




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                   ASSIGNMENT OF LENDER'S INTEREST IN GUARANTY
                   -------------------------------------------

     This Guaranty is hereby assigned to the Small Business Administration without recourse this 13th day of June, 2003.

                                              FRONT RANGE REGIONAL ECONOMIC
                                              DEVELOPMENT CORPORATION,
                                              a Colorado non-profit corporation,

ATTEST:                                       By: /S/ TODD W. CAL
                                                  ---------------
/s/                                               President
----------------------
Executive Director










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                               THIS DEED OF TRUST

                                 (Participation)

     THIS DEED OF TRUST, made this 13th day of June, 2003, by and between AspenBio, Inc., a Colorado corporation hereinafter referred to as "Grantor," whose address is 1585 S. Perry Street, Castle Rock, CO 80104 and the Public Trustee of Douglas County, Colorado hereinafter referred to as "Trustee," whose address is 301 Wilcox Street, Castle Rock, CO 80104 for the benefit of Front Range Regional Economic Development Corporation hereinafter referred to as "Beneficiary," who maintains an office and place of business at 730 17th Street, Suite 1A, Denver, Colorado 80202 in participation with the Small Business Administration, an agency of the United States,

     WITNESSETH, that for and in consideration of $1.00 and other good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby bargain, sell, grant, assign, and convey unto the Trustee, his successors and assigns, all of the following described property situated and being in the Douglas County, State of Colorado

          Lot 1, Block 1, Brookside Business Center Filing No.5, County of Douglas, State of Colorado

Also known and numbered as: 1585 S. Perry Street, Castle Rock, CO 80104

Together with and including all buildings, all fixtures, including but not limited to all plumbing, heating, lighting, ventilating, refrigerating, incinerating, air conditioning apparatus, and elevators (the Trustor hereby declaring that it is intended that the items herein enumerated shall be deemed to have been permanently installed as part of the realty), and all improvements now or hereafter existing thereon; the hereditaments and appurtenances and all other rights thereunto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, the rents, issues, and profits and water rights (whether riparian, appropriative or otherwise, and whether or not appurtenant) of the above described property, To have and to hold the same unto the Trustee, and the successors in interest of the Trustee, forever, in fee simple or such other estate, if any, as is stated herein trust, to secure the payment of a promissory note of this date, in the principal sum of One Million Three Hundred Thousand and No/ 100ths Dollars ($1,300,000.00), which note matures on July 1, 2023 signed by Roger Hurst as President of AspenBio, Inc., a Colorado corporation in behalf of Front Range Regional Economic Development Corporation

     1. This conveyance is made upon and subject to the further trust that the said Grantor shall remain in quiet and peaceable possession of the above granted and described premises and take the profits thereof to his own use until default be made in any payment of an installment due on said note or in the performance of any of the covenants or conditions contained therein or in this Deed


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of Trust; and, also to secure the reimbursement of the Beneficiary or any other holder of said note, the Trustee or any substitute trustee of any and all costs and expenses incurred, including reasonable attorney's fees, on account of any litigation which may arise with respect to this Trust or with respect to the indebtedness evidenced by said note, the protection and maintenance of the property hereinabove described or in obtaining possession of said property after any sale which may be made as hereinafter provided.

     2. Upon the full payment of the indebtedness evidenced by said note and the interest thereon, the payment of all other sums herein- provided for, the repayment of all monies advanced or expended pursuant to said note or this instruments and upon the payment of all other proper costs, charges, commissions, and expenses, the above described propel1y shall be released and reconveyed to and at the cost of the Grantor.

     3. Upon default in any of the covenants or conditions of this instrument or of the note or loan agreement secured hereby, the Beneficiary or his assigns may without notice and without regard to the adequacy of security for the indebtedness secured, either personally or by attorney or agent without bringing any action or proceeding, or by a receiver to be appointed by the court, enter upon and take possession of said property or any part thereof, and do any acts which Beneficiary deems proper to protect the security hereof, and either with or without taking possession of said property, collect and receive the rents, royalties, issues, and profits thereof, including rents accrued and unpaid, and apply the same, less costs of operation and collection, upon the indebtedness secured by this Deed of Trust, said rents, royalties, issues, and profits: being hereby assigned to the Beneficiary as further security for the payment of such indebtedness. Exercise of rights under this paragraph shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice but shall be cumulative to any right and remedy to declare a default and to cause notice of default to be recorded as hereinafter provided, and cumulative to any other light and/or remedy hereunder, or provided by law, and may be exercised concurrently or independently. Expenses incurred by Beneficiary hereunder including reasonable attorney's fees shall be secured hereby.

     4. The Grantor covenants and agrees that if he shall fail to pay said indebtedness, or any part thereof, when due, or shall fail to perform any covenant or agreement of this instrument or of the promissory note secured hereby, the entire indebtedness hereby secured shall immediately become due, payable, and collectible without notice, at the option of the Beneficiary or assigns, regardless of maturity, and the Beneficiary or assigns may enter upon said property and collect the rents and profits thereof. Upon such default in payment or performance, and before or after such entry, the Trustee, acting in the execution of this Trust, shall have the power to sell said property, and it shall be the Trustee's duty to sell said property (and in case of any default of any purchaser, to resell) at pub1ic auction, to the highest bidder, first giving four weeks notice of the time, terms, and place of such sale, by advertisement not less than once during each of said four weeks in a newspaper published or distributed in the county or political subdivision in which said property is situated, all other notice being hereby waived by the Grantor (and the Beneficiary or any person on behalf of the Beneficiary may bid and purchase at such sale). Such sale will be held at a suitable

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place to be selected by the Beneficiary within said county or political subdivision. The Trustee is hereby authorized to execute and deliver to the purchaser at such sale a sufficient conveyance of said property, which conveyance shall contain recitals as to the happening of default upon which the execution of the power of sale herein granted depends; and the said Grantor hereby constitutes and appoints the Trustee as his agent and attorney in fact to make such recitals and to execute said conveyance and hereby covenants and agrees that the recitals so made shall be binding and conclusive upon the Grantor, and said conveyance shall be effectual to bar all equity or right of redemption, homestead, dower, right of appraisement, and all other rights and exemptions of the Grantor, all of which arc hereby expressly waived and conveyed to the Trustee. In the event of a sale as hereinabove provided, the Grantor, or any person in possession under the Grantor, shall then become and be tenants holding over and shall forthwith deliver possession to the purchaser at such sale or be summarily dispossessed, in accordance with the provisions of law applicable to tenants holding over. The power and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, and are granted as cumulative to all other remedies for the collection of said indebtedness. The Beneficiary or Assigns may take any other appropriate action pursuant to state or Federal statute either in state or federal court or otherwise for the disposition of the property.

     5. In the event of a sale as provided in paragraph 4, the Trustee shall be paid a fee by the Beneficiary in an amount not in excess of Fee as provided in 1973 C.R.S. 38-37-104(1)(b) provided, however, that the amount of such fee shall be reasonable and shall be approved by the Beneficiary as to reasonableness. Said fee shall be in addition to the costs and expenses incurred by the Trustee in conducting such sale. The amount of such costs and expenses shall be deducted and paid from the sale's proceeds. It is further agreed that if said property shall be advertised for sale as herein provided and not sold, the Trustee shall be entitled to a reasonable fee, in an amount acceptable to the Beneficiary for the services rendered. The Trustee shall also be reimbursed by the Beneficiary for all costs and expenses incurred in connection with the advertising of said property for sale if the sale is not consummated.

     6. The proceeds of any sale of said property in accordance with paragraph 4 shall be applied first to payments of fees, costs, and expenses of said sale, the expenses incurred by the Beneficiary for the purpose of protecting or maintaining said property and reasonable attorneys' fees; secondly, to payment of the indebtedness secured hereby; and thirdly, to pay any surplus or excess to the person or persons legally entitled thereto. .

     7. In the event said property is sold pursuant to the authorization contained in this instrument or at a judicial foreclosure sale and the proceeds are not sufficient to pay the total indebtedness secured by this instrument and evidenced by said promissory note, the Beneficiary will be entitled to a deficiency judgement for the amount of the deficiency without regard to appraisement, the Grantor having waived and assigned all rights of appraisement to the Trustee.

     8. The Grantor covenants and agrees as follows:

          a. He will promptly pay the indebtedness evidenced by said promissory note at the times and in the manner therein provided.

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          b. He will pay all taxes, assessments, water rates, and other governmental or municipal charges, fines or impositions, for which provision has not been made hereinbefore, and will promptly deliver the official receipts therefor to the Beneficiary.

          c. He will pay such expenses and fees as may be incurred in the protection and maintenance of said property, including the fees of any attorney employed by the Beneficiary for the collection of any or all of the indebtedness hereby secured, of such expenses and fees as may be incurred in any foreclosure sale by the Trustee, or court proceedings or in any other litigation or proceeding affecting said property, and attorney's fees reasonably incurred in any other way.

          d. The rights created by this conveyance shall remain in full force and effect during any postponement or extension of the time of the payment of the indebtedness evidenced by said note or any pm1 thereof secured hereby.

          e. He will continuously maintain hazard insurance of such type or types and in such amounts as the Beneficiary may from time to time require, on the improvements now or hereafter on said property, and will pay promptly when due any premiums therefor. All insurance shall be carried in companies acceptable to Beneficiary and the policies and renewals thereof shall be held by Beneficiary and have attached thereto loss payable clauses in favor of and in form acceptable to the Beneficiary. In the event of loss, Grantor will give immediate notice in writing to Beneficiary and Beneficiary may make proof of loss if not made promptly by Grantor, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Beneficiary instead of to Grantor and Beneficiary jointly, and the insurance proceeds, or any part thereof, may be applied by Beneficiary at its option either to the reduction of the indebtedness hereby secured or to the restoration or repair of the property damaged. In the event of a Trustee's sale or other transfer of title to said property in extinguishment of the indebtedness secured hereby, all right, title, and interest of the Grantor in and to any insurance policies than in force shall pass at the option of the Beneficiary to the purchaser or Beneficiary.

          f. He will keep the said premises in as good order and condition as they are now and will not commit or permit any waste thereof, reasonable wear and tear excepted, and in the event of the failure of the Grantor to keep the buildings on said premises and those to be erected on said premises, or improvements thereon, in good repair, the Beneficiary may make such repairs as in the Beneficiary's discretion it may deem necessary for the proper preservation thereof, and any sums paid for such repairs shall bear interest from the date of payment at the rate specified in the note, shall be due and payable on demand and shall be fully secured by this Deed of Trust.

          g. He will not without the prior written consent of the Beneficiary voluntarily create or permit to be created against the property subject to this Deed of Trust any liens inferior or superior to the lien of this Deed of Trust and further that he will keep and maintain


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          the same free from the claim of all persons supplying labor or materials which will enter into the construction of any and all buildings now being erected or to be erected on said premises.

          h. He will not rent or assign any part of the rent of said property or demolish, remove, or substantially alter any building without the written consent of the Beneficiary.

     9. In the event the Grantor fails to pay any Federal, state, or local tax assessment, income tax or other lax lien charge, fee, or other expense charged to the property hereinabove described, the Beneficiary is hereby authorized to pay the same and any sum so paid by the Beneficiary shall be added to and become a part of the principal amount of the indebtedness evidenced by said promissory note. If the Grantor shall pay and discharge the indebtedness evidenced by said promissory note, and shall pay such sums and shall discharge all taxes and liens and the costs fees, and expenses of making, enforcing and executing this Deed of Trust; then this Deed of Trust shall be canceled and surrendered.

     10. The Grantor covenants that he is lawfully seized and possessed of and has the right to sell and convey said property; that the same is free from all encumbrances except as hereinabove recited; and that he hereby binds himself and his successors in interest to warrant and defend the title aforesaid thereto and every part thereof against the lawful claims of all persons whomsoever.

     11. For better security of the indebtedness hereby secured the Grantor, upon the request of the Beneficiary, its successors or assigns, shall execute and deliver a supplemental mortgage or mortgages covering any additions, improvements, or betterments made to the propel1y hereinabove described and all property acquired after the date hereof (all in form satisfactory to Grantee). Furthermore, should Grantor fail to cure any default in the payment of a prior or inferior encumbrance on the propel1y described by this instrument, Grantor hereby agrees to permit Beneficiary to cure such default, but Beneficiary is not obligated to do so; and such advances shall become part of the indebtedness secured by this instrument, subject to the same terms and conditions.

     12. That all awards of damages in connection with any condemnation for public use of or injury to any of said property are hereby assigned and shall be paid to Beneficiary, who may apply the same to payment of the installments last due under said note, and the Beneficiary is hereby authorized, in the name of the Grantor, to execute and deliver valid acquittances thereof and to appeal from any such award.

     13. The irrevocable right to appoint a substitute trustee or trustees is hereby expressly granted to the Beneficiary, his successors or assigns, to be exercised at any time hereafter without notice and without specifying any reason therefor, by filing for record in the office where this installment is recorded an instrument of appointment. The Grantor and the Trustee herein named or that may hereinafter be substituted hereunder expressly waive notice of the exercise of this right as well as any requirement or application to any court for the removal, appointment or substitution of any trustee hereunder.



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     14. Notice of the exercise of any option granted herein to the Beneficiary or to the holder of the note secured hereby is not required to be given the Grantor, the Grantor having hereby waived such notice.

     15. If more than one person joins in the execution of this instrument as Grantor or if anyone so joined be of the feminine sex, the pronouns and relative words used herein shall be read as if written in the plural or feminine, respectively, and the term "Beneficiary" shall include any payee of the indebtedness hereby secured or any assignee or transferee thereof whether by operation of law or otherwise. The covenants herein contained shall bind and the rights herein granted or conveyed shall inure to the respective heirs, executors, administrators, successors, and assigns of the parties hereto.

     16. In compliance with section 101.1(d) of the Rules and Regulations of the Small Business Administration [13 C.F.R. 101.1(d)], this instrument is to be construed and enforced in accordance with applicable Federal law.

     17. A judicial decree, order, or judgment holding any provision or portion of this instrument invalid or unenforceable shall not in any way impair or preclude the enforcement of the remaining provisions or portions of this instrument.

     18. The Loan secured by this lien was made under a United Slates Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners. If the United States is seeking to enforce this document, then under SBA regulations:

          a. When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

          b. CDC or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using these procedures, SBA docs not waive any federal immunity from local or state control, penalty, tax or liability. No Borrower or guarantor may claim or assert against SBA any local or stale law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when the SBA is holder of the Note secured by this instrument.

     19. If all or any part of the property or an interest therein is sold or transferred by the Grantor without the Beneficiary's prior written consent, the Beneficiary may, at the Beneficiary's option, declare all sums secured by this Deed of Trust to be immediately due and payable.

     20. In consideration of the promissory note described above, which is secured by this Deed of Trust, the Grantor does hereby, in case of default of the payment of said indebtedness or any



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part thereof, or failure to comply with any of the terms of the note or Deed of
Trust, assign, transfer and set over unto the Beneficiary, or the holder of said note, all rents, profits and income derived from the premises above described and from the buildings and improvements thereon, together with all rights of possession, with full and complete authority and right in the Beneficiary or any subsequent holder, to demand, collect, receive and receipt for such rents, profits and income, to take possession of the premises without requiring the app6intment of a receiver therefor, to rent and manage the same frol11til11e to time and to apply the proceeds derived therefrom, after payment of all costs of collections and all fees and other costs, upon the said indebtedness as therein provided until all delinquencies, advances and the indebtedness secured by the Deed of Trust are paid in full or until title is obtained through foreclosure or otherwise.

     IN WITNESS WHEREOF, the Grantor has executed this instrument and the Trustee and Beneficiary have accepted the delivery of this instrument as of the day and year aforesaid.



                                        AspenBio, Inc., a Colorado corporation


                                        By:  /s/ Roger Hurst
                                             ---------------------------------
                                             Roger Hurst, President


Executed and delivered in the presence of the following witnesses.:


_______________________________________________

_______________________________________________


(Add Appropriate Acknowledgment)







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State of Colorado )
                  ) SS.
County of Douglas )


     The foregoing instrument was acknowledged before me this 13th day of June , 2003 by Roger Hurst as President of AspenBio, Inc., a Colorado corporation.

     Witness by hand and official seal.


                                               /s/ Patrick M. Plank
                                               --------------------
                                                   Notary Public

     My Commission Expires: 7-29-05

NOTARY SEAL:      PATRICK M. PLANK
                  NOTARY PUBLIC
                  STATE OF COLORADO



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